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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of The
                       Securities and Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 13, 2001



                            TRINITY INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                      1-6903                        75-0225040
(State of incorporation)       (Commission File No.)      (IRS Employer Identification No.)


            2525 Stemmons Freeway, Dallas, Texas                    75207-2401
          (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (214) 631-4420

                                 Not Applicable
         (Former name or former address, if changed since last report.)

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Item 5. Other Events

         On August 13, 2001, Trinity Industries, Inc. ("Registrant"), TCMC Acquisition Corp., an Illinois corporation and a wholly owned subsidiary of Registrant ("TCMC"), Thrall Car Manufacturing Company, an Illinois corporation ("Thrall") and Thrall Car Management Company, Inc., a Delaware corporation ("Newco") entered into an Agreement and Plan of Merger ("Merger Agreement".) Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, TCMC will merge with and into Thrall with Thrall being the surviving corporation of such merger (the "Merger"). At the Effective Time (as defined in the Merger Agreement) the issued and outstanding shares of common stock of Thrall will be converted into the right to receive in the aggregate 7,150,000 shares of common stock, $1.00 par value of Registrant ("Common Stock"), $165,500,000 (subject to adjustment as described in the Merger Agreement) and the right to receive additional payments, not to exceed $45,000,000 over a five year period, based on a formula related to the annual rail car industry production levels. Prior to Closing (as defined in the Merger Agreement), Thrall will transfer certain assets to Newco, and Newco will assume certain liabilities associated with such assets, including the real property commonly known as 2521 State Street, Chicago Heights, Illinois.

         In connection with the execution of the Merger Agreement, Registrant and Newco have agreed to enter into a Stockholder's Agreement ("Stockholder's Agreement") and a Registration Rights Agreement (the "Registration Rights Agreement") at the Closing of the Merger. Pursuant to the Stockholder's Agreement, Newco will be granted certain governance rights relating to Registrant, and will be subject to certain voting and transfer restrictions on the Common Stock that is received in the Merger. In addition, Newco will be entitled to designate one member of the board of directors of Registrant.

         A copy of the Merger Agreement is being filed herewith as Exhibit 2.1 and a copy of the form of Stockholder's Agreement and Registration Rights Agreement are attached thereto as exhibits.

         The foregoing description is qualified in its entirety by reference to the foretext of such exhibits.

Item 7. Financial Statements and Exhibits

         (c) The following exhibits are filed with this report:

         2.1 Agreement and Plan of Merger dated as of August 13, 2001 by and among Trinity Industries, Inc., TCMC Acquisition Corp., Thrall Car Manufacturing Company and Thrall Car Management Company, Inc.

         99.1 Press Release, dated August 13, 2001.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 15, 2001                      TRINITY INDUSTRIES, INC.



                                             By: /s/ MICHAEL G. FORTADO
                                                 -------------------------------
                                             Michael G. Fortado
                                             Vice President, General Counsel
                                             and Secretary




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   2.1                   Agreement and Plan of Merger, dated as of August 13,
                         2001, by and among Trinity Industries, Inc., TCMC
                         Acquisition Corp., Thrall Car Manufacturing Company and
                         Thrall Car Management Company, Inc.

   99.1                  Press Release, dated August 13, 200.
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